Exhibit 10.1

Execution version

AMENDMENT NO. 2 AND CONSENT TO CREDIT AGREEMENT

This AMENDMENT NO. 2 AND CONSENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of December 29, 2017 by and among UNIVERSAL BIOSENSORS PTY LTD (ACN 098 234 309), a proprietary limited company incorporated in Australia (the “Borrower”), UNIVERSAL BIOSENSORS, INC., a Delaware corporation (“Parent”), ATHYRIUM OPPORTUNITIES FUND (A) LP, as Administrative Agent (the “Administrative Agent”), and the lenders listed on the signature pages hereto (the “Lenders”).

WHEREAS, the Borrower, Parent, the Administrative Agent and the Lenders are party to that certain Credit Agreement, dated as of December 19, 2013, as amended on January 30, 2015 (as it may be further amended or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein, and Parent and other Guarantors have guaranteed the obligations of the Borrower thereunder;

WHEREAS, the Borrower has requested an extension of the maturity of the Loan;

WHEREAS, the Borrower wishes to cause Hemostasis Reference Laboratory Inc., a British Columbia corporation and a direct wholly-owned subsidiary of the Borrower (the “Canadian Subsidiary”), to become a Guarantor subject to the terms and conditions hereof;

WHEREAS, to give effect to the foregoing, the Borrower, Parent, the Lenders and the Administrative Agent desire to amend and modify the Credit Agreement in accordance with the terms and conditions of this Agreement; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendments.

(a) Section 1.01 is hereby amended by replacing the definition of “Cash Equivalents” with the following definition:

“Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof or any State thereof (provided that the full faith and credit of the United States or such State, as applicable, is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S., Australian or Canadian dollar denominated time deposits, term deposits and certificates of deposit of (i) any Australian or Canadian commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (ii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than eighteen months from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any U.S. or Australian corporation rated A- 2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, and (d) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (c).”

(b) Section 1.01 is hereby amended by replacing the definition of “Maturity Date” with the following definition:

“Maturity Date” means July 1, 2019.”

(c) Section 1.01 is hereby amended by adding the following definition thereto:

“Canadian Subsidiary” means Hemostasis Reference Laboratory Inc., a British Columbia corporation.”

(d) Section 8.02 is hereby amended by inserting the following proviso at the end of clause (a) thereof: “provided, that, the amount of cash and Cash Equivalents held by the Canadian Subsidiary shall not exceed $500,000 at any time”.

(e) Section 8.02 is hereby amended by inserting the following proviso at the end of clause (c) thereof: “provided, that, the amount of all such Investments in the Canadian Subsidiary, together with Investments in the Canadian Subsidiary permitted by clause (d) below, shall not exceed $3,500,000 in the aggregate during the term of the Agreement”.

(f) Section 8.02 is hereby amended by inserting the following proviso at the end of clause (d) thereof: “provided, that, the amount of all such Investments in the Canadian Subsidiary, together with Investments in the Canadian Subsidiary permitted by clause (c) above, shall not exceed $3,500,000 in the aggregate during the term of the Agreement”.

3. Fee. As a fee upon closing and in consideration of the execution and delivery of this Agreement by the Lenders the Borrower shall pay the Lenders for their respective ratable accounts an amount in cash equal to $200,000, which payment shall be in immediately available funds and shall be fully earned and nonrefundable.

4. Consents Relating to Canadian Subsidiary. Notwithstanding anything to the contrary in Sections 7.12, 7.14, 7.16 and 7.18 of the Credit Agreement or otherwise in the Credit Agreement or other Loan Documents, the Lenders and the Administrative Agent agree that the Transaction Parties and the Canadian Subsidiary shall not be required to take any actions or deliver any documents required by the Loan Documents to perfect the Lenders’ and the Administrative Agent’s first priority security interest in the assets of the Canadian Subsidiary, including but not limited to pledging in favor of the Administrative Agent the Equity Interests of the Canadian Subsidiary, causing deposit accounts of the Canadian Subsidiary to be subject to an Account Control Deed or a Deposit Account Control Agreement, or obtaining collateral access agreements from any landlords of the Canadian Subsidiary. The Required Lenders and the Administrative Agent hereby waive the failure by the Borrower and Parent, solely until the date hereof, to comply with the requirements of Sections 7.12, 7.14, 7.16 and 7.18 of the Credit Agreement or otherwise in the Credit Agreement and other Loan Documents, in each case in relation to the Canadian Subsidiary. Furthermore, the Required Lenders, Administrative Agent and the Transaction Parties acknowledge and confirm that, notwithstanding the requirements of clauses (c) and (e) of the definition of “Permitted Acquisition” in the Credit Agreement, the acquisition of the Canadian Subsidiary constituted a Permitted Acquisition under the Credit Agreement. For the avoidance of doubt, upon the effectiveness of this Agreement, the Canadian Subsidiary shall become a Guarantor and a Transaction Party.

5. Consent to Share Repurchases. Notwithstanding anything to the contrary in Section 8.06 of the Credit Agreement or otherwise in the Loan Documents, subject to the prior written consent of the Required Lenders in their sole discretion, Parent shall be permitted to repurchase its Equity Interests in an aggregate amount up to $2,000,000 and any such repurchase(s) shall be completed no later than 12 months after the date the Required Lenders provide such consent, if given.

6. Effective Date. This Agreement shall become effective on the date on which (a) the Administrative Agent, the Lenders, the Borrower and Parent each duly executes a counterpart of this Agreement, (b) the Borrower has paid all reasonable expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of Covington & Burling LLP and Minter Ellison, external counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, and (c) Administrative Agent receives the following, which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i) in relation to the Canadian Subsidiary, a Joinder Agreement;

(ii) in relation to the Borrower, a certificate of director of the Borrower, properly completed and with all required attachments, duly signed by a director of the Borrower;

(iii) copies of the Organization Documents of each Transaction Party (including the Canadian Subsidiary) certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a Responsible Officer of such Transaction Party to be true and correct as of the date of this Agreement and/or, confirmation in the certificate referred to above that, the copy of the constitution of the Borrower attached to the verification certificate dated 19 December 2013 and copies of all other Organization Documents of each Transaction Party (other than the Canadian Subsidiary) previously delivered to the Administrative Agent, are in each case true, complete and up to date and have not been amended or cancelled;

(iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Transaction Party (including the Canadian Subsidiary) as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Investment Documents to which such Transaction Party is a party; and

(v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Transaction Party (including the Canadian Subsidiary) is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state or jurisdiction of organization or formation (to the extent that the concept of good standing is applicable in such state or jurisdiction).

7. Representations and Warranties. The Borrower and Parent each represents and warrants to the Administrative Agent and the Lenders as follows:

(a) After giving effect to this Agreement, the representations and warranties of the Transaction Parties (including the Canadian Subsidiary) contained in the Credit Agreement, the Joinder Agreement delivered by the Canadian Subsidiary and any other Loan Document are true and correct in all material respects on and as of the date hereof, except that (x) any such representation and warranty that is qualified by materiality or a reference to Material Adverse Effect is true and correct in all respects on and as of the date hereof and (y) to the extent that any such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date (except that any such representation and warranty that is qualified by materiality or by reference to Material Adverse Effect is true and correct in all respects as of such earlier date). The warranties concerning Material IP Rights in Section 6.17(a) and the first sentence of Section 6.17(b) of the Credit Agreement, shall be given solely as at the Closing Date.

(b) After giving effect to the waivers and consents set forth in Section 4 hereof, no Default or Event of Default under the Credit Agreement has occurred or is continuing. The warranty in Section 6.07(b) of the Credit Agreement shall likewise be given after giving effect to the waivers and consents set forth in Section 4 hereof.

(c) Section 6.17(f)(ii) is qualified by any amendment to any IP Rights Agreement entered into by a Transaction Party after the Closing Date which has been notified in writing by a Transaction Party to the Administrative Agent.

8. Acknowledgement. Each Collateral Document provided by the Borrower continues to secure all of its liabilities and obligations under the Loan Documents (including liabilities and obligations as varied by this Agreement), and any reference in any such Collateral Document to the original Credit Agreement is amended to refer to the Credit Agreement as amended by this Agreement.

9. No Implied Amendment or Waiver. Except as expressly set forth in this Agreement, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. For the avoidance of doubt and without limiting the foregoing, the voluntary prepayment provisions set forth in Section 2.03(a) of the Credit Agreement, the prepayment premium provisions set forth in Section 2.03(d) of the Credit Agreement (and it is understood and agreed that no prepayment premium shall be due and payable under the Credit Agreement for any prepayment or repayment made at any time on or after December 19, 2018) and the interest rate provisions set forth in Section 2.05(a) of the Credit Agreement shall each remain unaltered and in full force and effect. Nothing in this Agreement shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

10. Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE BORROWER AND PARENT REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH EACH OF THEM:

(a) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b) RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, PARTNERS, MEMBERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR PARENT EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

11. Counterparts; Governing Law. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	UNIVERSAL BIOSENSORS PTY LTD,
a proprietary limited company incorporated in Australia, executed in accordance with Section 127 of the Corporations Act

By: /s/ Craig Coleman
Name: Craig Coleman
Title: Director

By: /s/ Salesh Balak
Name: Salesh Balak
Title: Director

PARENT:	UNIVERSAL BIOSENSORS, INC., a Delaware corporation

By: /s/ Craig Coleman
Name: Craig Coleman
Title:

Signature Page to Amendment No. 2 to Credit Agreement

ADMINISTRATIVE
AGENT:	ATHYRIUM OPPORTUNITIES FUND (A) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES
ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP
LLC, the General Partner of Athyrium Opportunities
Associates LP

By: /s/Andrew C. Hyman
Name: Andrew C. Hyman
Title: Authorized Signatory

LENDERS:	ATHYRIUM OPPORTUNITIES FUND (A) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES
ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP
LLC, the General Partner of Athyrium Opportunities
Associates LP

By: /s/ Andrew C. Hyman
Name: Andrew C. Hyman
Title: Authorized Signatory

ATHYRIUM OPPORTUNITIES FUND (B) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES
ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP
LLC, the General Partner of Athyrium Opportunities
Associates LP

By: /s/ Andrew C. Hyman
Name: Andrew C. Hyman
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement